UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

MANNING & NAPIER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35355	45-2609100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Woodcliff Drive, Fairport, New York 14450

(Address of principal executive offices and zip code)

(585) 325-6880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 22, 2022, Manning & Napier, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders. There were 19,124,332 shares of Class A common stock entitled to be voted as of April 25, 2022, the record date for the Annual Meeting. At the Annual Meeting, 14,162,115 shares of Class A common stock were present in person or by proxy, thus constituting a quorum at the Annual Meeting.

The following are the final voting results on proposals considered and voted upon at the Annual Meeting. These final voting results replace the preliminary results announced by the Inspector of Election from American Election Services, LLC at the Company’s Annual Meeting.

At the Annual Meeting, the Company’s stockholders elected the six nominees listed below to serve as directors until the 2023 Annual Meeting of Stockholders or until their successors shall have been elected and qualified. The final voting results for the election of directors, with 2,846,079 broker non-votes, were as follows:

Nominee	Votes For	Votes Withheld
Richard S. Goldberg	10,319,135	996,901
Barbara Goodstein	9,776,451	1,539,585
Lofton Holder	10,123,467	1,192,569
Kenneth A. Marvald	9,595,400	1,720,636
Marc O. Mayer	10,497,899	818,137
Edward J. Pettinella	9,580,298	1,735,738

The final voting results for all other matters voted on at the Annual Meeting were as follows:

•

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for the Company’s fiscal year ending December 31, 2022 was approved, with the Company receiving 14,028,566 votes for approval and 56,526 votes against approval, with 77,023 votes abstaining. There were no broker non-votes on this proposal.

•

The non-binding advisory vote regarding the compensation of the Company’s named executive officers was approved, with the Company receiving 10,598,363 votes for approval and 579,963 votes against approval, with 137,710 votes abstaining and 2,846,079 broker non-votes.

No other business was transacted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manning & Napier, Inc.

Date: June 28, 2022	By:	/s/ Sarah C. Turner
Name: Sarah C. Turner
Title: Corporate Secretary